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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 3, 2005

                     INTERNATIONAL SPECIALTY HOLDINGS INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

          333-82822                                    22-3807354
   (Commission File Number)                 (IRS Employer Identification No.)

300 DELAWARE AVENUE,SUITE 303
WILMINGTON, DELAWARE                                    19801
(Address of Principal Executive Offices)              (Zip Code)

                                (302) 427-5715
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 3, 2005, International Specialty Holdings Inc. (the "Company") issued a news release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2004. A copy of the news release is being furnished herewith as Exhibit 99.1.

         The news release contains information regarding non-GAAP financial measures. As used herein, "GAAP" refers to U.S. generally accepted accounting principles. The Company uses non-GAAP financial measures to eliminate the effect of certain other operating gains and charges on reported operating income. The non-GAAP financial measures are provided to assist the reader in better understanding our operational performance. The non-GAAP financial measures included in our news release have been reconciled to the most directly comparable GAAP financial measure as is required under Regulation G regarding the use of such financial measures. These non-GAAP measures should be considered in addition to, and not as a substitute, or superior to, operating income or other measures of financial performance in accordance with generally accepted accounting principles.

         This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number       Description
--------------       -----------

     99.1 News release dated March 3, 2005, regarding results of operations for the fourth quarter and fiscal year ended December 31, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERNATIONAL SPECIALTY HOLDINGS INC.




Dated:  March 3, 2005                By:      /s/ Salvatore J. Guccione
                                              -------------------------
                                     Name:    Salvatore J. Guccione
                                     Title:   Senior Vice President and
                                              Chief Financial Officer


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                                 EXHIBIT INDEX


    Exhibit Number      Description
    --------------      -----------

        99.1 News release issued March 3, 2005 regarding results of operations for the fourth quarter and fiscal year ended December 31, 2004.